UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2005



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                      0-19294                  51-0265872
(State or other              (Commission File         (I.R.S. Employer
jurisdiction of                   Number)               Identification
 incorporation) Number)



          7733 Forsyth Boulevard
               23rd Floor
           St. Louis, Missouri                              63105
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

     Beginning on March 16, 2005, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future. The full slide presentation is available in the For Our Investors section on our website at www.rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the For Our Investors section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, RehabCare's ability to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's continuing businesses; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future financial results of InteliStaf Holdings, Inc., RehabCare's unconsolidated affiliate, and the effect of those results on the financial condition and results of operations of RehabCare; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability to attract and the additional costs of administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption to its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2005

                                       REHABCARE GROUP, INC.



                            By:  /s/   Vincent L. Germanese
                               ----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President,
                                       Chief Financial Officer
                                       and Secretary

                                       EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning March 16, 2005

                                                                      Exhibit 99


                                      [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum


                                4th Quarter 2004

                                  RehabCare(SM)
                      delivering the post-acute continuum


SAFE HARBOR

FORWARD-LOOKING STATEMENTS HAVE BEEN PROVIDED PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT MAY CAUSE REHABCARE'S ACTUAL RESULTS IN FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED RESULTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO, REHABCARE'S ABILITY TO INTEGRATE ACQUISITIONS AND TO IMPLEMENT CLIENT PARTNERING RELATIONSHIPS WITHIN THE EXPECTED TIMEFRAMES AND TO ACHIEVE THE REVENUE AND EARNINGS LEVELS FROM SUCH ACQUISITIONS AND RELATIONSHIPS AT OR ABOVE THE LEVELS PROJECTED; CHANGES IN AND COMPLIANCE WITH GOVERNMENTAL
REIMBURSEMENT RATES AND OTHER REGULATIONS OR POLICIES AFFECTING REHABCARE'S CONTINUING BUSINESSES; REHABCARE'S ABILITY TO ATTRACT NEW CLIENT RELATIONSHIPS OR TO RETAIN AND GROW EXISTING CLIENT RELATIONSHIPS THROUGH EXPANSION OF OUR HOSPITAL REHABILITATION AND CONTRACT THERAPY SERVICE OFFERINGS AND THE DEVELOPMENT OF ALTERNATIVE PRODUCT OFFERINGS; THE FUTURE FINANCIAL RESULTS OF INTELISTAF HOLDINGS, INC., REHABCARE'S UNCONSOLIDATED AFFILIATE, AND THE EFFECT OF THOSE RESULTS ON THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF REHABCARE; THE ADEQUACY AND EFFECTIVENESS OF REHABCARE'S OPERATING AND ADMINISTRATIVE SYSTEMS; REHABCARE'S ABILITY TO ATTRACT AND THE ADDITIONAL COSTS OF ADMINISTRATIVE, OPERATIONAL AND PROFESSIONAL EMPLOYEES; SIGNIFICANT INCREASES IN HEALTH, WORKERS' COMPENSATION AND PROFESSIONAL AND GENERAL LIABILITY COSTS; LITIGATION RISKS OF REHABCARE'S PAST AND FUTURE BUSINESS, INCLUDING REHABCARE'S ABILITY TO PREDICT THE ULTIMATE COSTS AND LIABILITIES OR THE DISRUPTION TO ITS OPERATIONS; COMPETITIVE AND REGULATORY EFFECTS ON PRICING AND MARGINS; AND
GENERAL ECONOMIC CONDITIONS, INCLUDING EFFORTS BY GOVERNMENTAL REIMBURSEMENT PROGRAMS, INSURERS, HEALTHCARE PROVIDERS AND OTHERS TO CONTAIN HEALTHCARE COSTS.

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE

   o RehabCare, in partnership with hospitals and nursing homes, provides post acute program management, medical direction, physical rehabilitation, quality assurance, specialty programs and marketing for the following programs:
        o Hospital-Based Rehabilitation Programs
           o     113 Acute Rehabilitation Units (ARUs)
           o     29 Subacute/Transitional Care Units (TCUs)
           o     39 Outpatient Rehabilitation Programs (OP)
        o Skilled Nursing Facility-Based Rehabilitation Programs
           o     690 Programs

                                  RehabCare(SM)
                      delivering the post-acute continuum

                                (Graphic omitted)

RHB REVENUES 4Q/04
Total Revenue                             $95.1 million
Skilled Nursing Facility-Based
   Rehabilitation Programs
   (Contract Therapy Division)            $46.7M   49%
Hospital-Based Rehabilitation Programs
   (HRS Division)                         $46.7M   49%

Healthcare Consulting                     $ 1.7M    2%

                                 RehabCare(SM)
                       delivering the post-acute continuum


BUSINESS PROFILE

   o The post-acute physical rehabilitation industry provides large opportunities for new RehabCare clients
        o    5,000 Hospitals
             o   2,000 meet our ARU screens
             o   113 ARU programs
              (5.6% of potential)
         o   15,000 Skilled Nursing Facilities
             o   5,000 meet our SNF screens
             o Currently 690 programs (13.8% of potential)
   o Competitors include:
              -   Self-operation          -    RehabWorks
              -   HealthSouth             -    Aegis
              -   Select Medical Corp

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE SERVICES

RehabCare's 7,900 clinicians provide physical, occupational and speech therapy at programs across the country.

                                      [map]

                       More than 870 locations nationwide

                                  RehabCare(SM)
                      delivering the post-acute continuum

BUSINESS PROFILE
REHABCARE PATIENTS

   o    RehabCare treats approximately 14,000 patients each day
   o       54,000 inpatient discharges, 1.1 million outpatient visits and
                3.6 million SNF patient encounters this year
   o    Typical diagnoses include:
        o  Stroke
        o  Neurological disorders
        o  Orthopedic conditions
        o  Musculoskeletal conditions
   o Payer sources for our patients are 76% Medicare, 6% Medicaid, 18% managed care and other
   o 99% of RehabCare billings are to hospitals and skilled nursing facilities
                                                                         [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
TRADITIONAL SILO DELIVERY CONCEPT

Providers tend to focus on sites of service rather than continuum of care. Patients are treated at the sites in an uncoordinated manner.


                                 [graph omitted]

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE'S PATIENT-FOCUSED APPROACH

   RehabCare's patient-focused approach builds integrated continuums of care, rather than service silos, in markets that offer sufficient demand and appropriate therapy resources for these services

                                 [graph omitted]

                     Acute             Skilled             Outpatient
                  Rehabilitation       Nursing           Rehabilitation
                     Units            Facilities            Programs

    Hospital
 Medical/Surgical
                                 CARE MANAGEMENT
     Acute
   Therapies
                  Transitional         Long Term               Home
                     Care              Acute Care             Health
                     Units             Hospitals*           Programs


                       *RehabCare partners with providers of LTACH care

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?

        o     Target Market Strategy
        o     Acquisitions
        o     Joint Ownership Arrangements
        o     Hospital-Based Rehabilitation Stabilization/Growth Strategy (HRS)
        o     SNF-Based Rehabilitation Profitability/Growth (CT)
        o     Clinical Research and Development
        o     Information Technology and Management
        o     Access to Capital

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
TARGET MARKET STRATEGY

   RehabCare has developed joint venture and other relationships with market-leading health delivery partners
        o Provides access to referral networks and market share
        o Develops long-term relationships: deploys capital, provides joint ownership and program management
        o Adds key components to continuums of care
        o Deliver RehabCare resources more efficiently


                   [pic]                                [pic]
                Kokomo, IN                         Brownsville, TX
            Population 301,000               Population 1.0 million


        [pic]                       [pic]                   [pic]
    Norfolk, VA                Philadelphia, PA         St. Louis, MO
Population 1.4 million     Population 5.1 million   Population 2.6 million

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
ACQUISITIONS

   RehabCare's acquisition strategy supports our target market strategy

   o Revenue size approximately $10-$25 million
   o EBITDA multiple 4-6 times
   o Continuing management
   o 2004 acquisitions have added $45 million in annualized operating revenues, with more in the pipeline
   o Strong balance sheet enables aggressive acquisition strategy


CPR REHAB            PHASE 2 CONSULTING      VitalCare        Cornerstone
THERAPY                A Division of          AMERICA       Rehabilitation
A Part of RehabCare      RehabCare          A RehabCare
                                              Company
                                                                              11

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
JOINT OWNERSHIP ARRANGEMENTS

        o   Valley Baptist Health System
                 o  50% of local hospital market share
        o   Howard Regional Health System
                 o  57% of local hospital market share
        o   Signature Healthcare Foundation
                 o  Sponsored by 43 orthopedic surgeons
        o   8 non-binding joint venture letters of intent
                                                                           [pic]


Valley Baptist        Howard                      Signature
Health System         Regional Health System      Healthcare Foundation

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
HOSPITAL-BASED REHABILITATION PROGRAMS
STABILIZATION & GROWTH STRATEGY

     RehabCare has successfully stabilized the loss of hospital-based programs experienced in 2003

        o Achieved net loss of 3 programs in 2004 versus a net loss of 21 in 2003 (excluding acquisitions)
        o  Same-store revenue growth of 3.6% in 2004
        o  How to accomplish growth strategy
              o  Retaining business
                 o  Longer-term relationships using capital
                 o  Integrate delivery sites electronically
              o  New business
                 o  More flexible business relationships
                 o  Deploy capital


                        Number of Programs
                             [graph]

  96     97      98     99      00     01      02     03      04
  121    135     167    179     201    190     187    166     181

                        Revenue (Millions)
                             [graph]

  96     97      98     99      00     01      02     03      04
  91.6   106.8   128.1  147.2   162.3  173.0   179.7  185.9   190.7

                        Operating Margin
                             [graph]

  Q2/03     Q3/03      Q4/03     Q1/04      Q2/04     Q3/04      Q4/04
  17.2%     18.6%      21.1%     18.7%      16.6%     17.2%      16.8%

                                  RehabCare(SM)
                      delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
SKILLED NURSING FACILITY-BASED REHABILITATION
PROGRAMS PROFITABILITY/GROWTH

Contract therapy operating margins are returning to pre-3Q/03 levels; but more can be accomplished

        o Focused market sales approach is paying off
        o Therapist retention and recruitment
        o Improving SG&A leverage
        o Solid same store revenue growth of 9.9% in 2004
        o Increase of 222 net programs in 2004


                               NUMBER OF PROGRAMS
                                     [graph]


       '96     '97    '98     '99     '00    '01     '02     '03    '04
        0       44     67      112     195    305     412     468    690

                               REVENUE (MILLIONS)
                                     [graph]


       '96    '97    '98     '99    '00     '01    '02     '03    '04
        0     8.4    13.9    14.1   30      64.7   105.3   130.8  171.3

                                OPERATING MARGIN
                                     [graph]

                Q2/03  Q3/03   Q4/03   Q1/04  Q2/04   Q3/04   Q4/04
                5.5%   2.7%    4.1%    6.0%   4.8%    5.4%    7.5%

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
CLINICAL RESEARCH & DEVELOPMENT

   RehabCare must ensure its 7,900 clinicians provide the highest quality therapy to 14,000 patients daily

                     o    Partner with academic medical centers
                     o Improve physical rehabilitation outcomes through research - 815,000 patient records
                     o    Create systems to integrate the continuum of care
                     o    CareNexus - our care management service
[pic]

Brain Injury Program       CORE             LifeSpine        CareNexus
 Empowering Lives,      Centers for      Spine Care for     connecting
 Independence for       Orthopedic         a Lifetime      the continuum
    the Future        Rehabilitation
                        Excellence
                                                                              15

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
INFORMATION TECHNOLOGY & MANAGEMENT

   To support the continuum of care, RehabCare has developed a single-technology platform

   o    RehabCare's PDA-based clinical system
           o    Enhanced forecasting tools for management
           o    Billing turnaround of 3 to 4 days
           o    Allows billing in any format for client
   o Wireless connectivity will allow 2-way real time communication at point of service
           o    Clinical pathways
           o    Patient protocols
           o    Clinical expertise immediately available          [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
ACCESS TO CAPITAL

   o $54 million in cash, 12/31/04
   o $50 million cash flow from operations for 2004
   o $6.9 million in subordinated debt related to acquisitions
   o $90 million new credit facility; expandable to $125 million

                                  RehabCare(SM)
                      delivering the post-acute continuum



CHALLENGES
SHORTAGE OF THERAPISTS

   Recruiting and retaining therapists are key to our success
           o Increased web presence
           o Utilize large database of therapists
           o Increase student affiliations and clinical research opportunities with universities to enhance new grad recruitment
           o   Utilize staffing coordinators in select markets
           o   Competitive benefits package
                  o PCA
                  o 401K

                      [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
REGULATORY IMPACT

  O        75 PERCENT RULE (Acute Rehabilitation Units)
               o Effective July 1, 2004 - 3 year transition (50%, 60%, 65%, 75%)
               o Estimated impact 3-5% of acute rehab revenue included in 2005 guidance
               o Coping with fiscal intermediary transmittals #347 and #478
               o Best guess is GAO report issued first part of April 2005, effective July 2005
  O        PART B THERAPY CAPS (SKILLED NURSING FACILITY-BASED REHABILITATION)
               o Medicare Prescription Drug Bill contains moratorium through
                 12/31/05
  O        FEE SCHEDULE INCREASES

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
REGULATORY IMPACT - TACTICS

  75 PERCENT RULE MITIGATION STRATEGIES
o Clinical Education and training to enhance quality care to more medically complex patients
o  Develop new referral sources and modify hospital clinical programs
o Continuum of care model will facilitate movement of patients to appropriate care settings

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
INTELISTAF HOLDINGS


 StarMed, our former staffing division, sold to InteliStaf on 2/3/04 in exchange for 25% of combined equity

o  Cumulative equity share of InteliStaf's net loss was $0.7 million in 2004
o  Anticipate healthcare staffing cycle to improve within 2 to 3 years
           o Partner is in a strong position when the industry does return to growth phase
o  InteliStaf has strong industry differentiators
           o   One-stop shop
           o   Partnership model



                                   InteliStaf
                                   HEALTHCARE

                                  RehabCare(SM)
                      delivering the post-acute continuum


QUARTERLY UPDATE


-----------------------------------------------------------------------
     GAAP               Q4/03    Q1/04      Q2/04     Q3/04      Q4/04
-----------------------------------------------------------------------
REVENUE
(MILLIONS)              $129.5   $104.5     $90.9     $93.3      $95.1
-----------------------------------------------------------------------
OPERATING EARNINGS
(MILLIONS)              $(34.5)  $  9.5     $10.2     $10.7      $11.4
-----------------------------------------------------------------------
EPS                     $( 1.58) $  0.31    $ 0.34    $ 0.36     $ 0.37
-----------------------------------------------------------------------

-----------------------------------------------------------------------
     PROFORMA           Q4/03    Q1/04      Q2/04     Q3/04      Q4/04
-----------------------------------------------------------------------
REVENUE(1)
(MILLIONS)              $80.0    $ 87.7     $90.9     $93.3      $95.1
-----------------------------------------------------------------------
OPERATING EARNINGS
(MILLIONS)              $ 9.0(2) $  9.5     $10.2     $10.7      $11.4
-----------------------------------------------------------------------
EPS                     $ 0.31(2)$  0.31    $ 0.34    $ 0.36     $ 0.37
-----------------------------------------------------------------------

(1) EXCLUDES STARMED OPERATING REVENUES
(2) EXCLUDES THE EFFECT OF LOSS ON SALE OF STARMED

                                                                              22

                                  RehabCare(SM)
                      delivering the post-acute continuum


ANNUAL TREND

                                     REVENUE (Millions)
                           2005 revenue guidance is $418 to $438
                                          [graph]

                           '01      '02      '03        '04       '05*
         SNF-BRS           $64.7    $105.3   $130.8     $171.3
         H-BRS             $173.3   $179.7   $185.9     $190.7
         Consulting                                     $  5.1
            Range                                                 $418-438



                                            EPS
                            2005 EPS guidance is $1.43 to $1.58
                   including approximately $0.15 for equity compensation
                                          [graph]


                           '01      '02      '03        '04       '05*
         EPS               $1.16    $1.38    $0.86      $1.38
         Range                                                    $1.43-1.58

Source - Company Annual 10-K for respective years

*  2005 Guidance.


                                  RehabCare(SM)
                      delivering the post-acute continuum

REHABCARE - PRIMED FOR GROWTH

   o    Increasing demand
   o    Significant growth strategies
   o    Coordinated and efficient
        delivery strategy
   o    Strong financial position
   o    Solid results - both top line
        and bottom line                                           [pic]

                                                                              24